Prospectus Supplement — Aug. 21, 2012
Ameriprise Certificates (April 25, 2012)	S-6000 AH

On August 14, 2012 the Board of Directors of Ameriprise Certificate Company (the Company) accepted the resignation of William F. Truscott as President and Chief Executive Officer of the Company effective August 14, 2012 and elected Abu M. Arif to those roles effective the same date.

The information regarding Mr. Truscott on page 98p has been revised as follows:

Board Member Affiliated with Ameriprise Certificate Company**

Name, address, age	Position held with ACC and length of service	Principal occupations during past ten years	Other directorships	Committee memberships
William F. Truscott 251 Ameriprise Financial Center Minneapolis, MN 55474 Born in 1960	Board member since 2006; President and Chief Executive Officer, 2006-2012	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010; Senior Vice President, Columbia Funds, since 2002	None	None

**	Interested person by reason of being an officer, director and/or employee of Ameriprise Financial or its affiliates.

The rest of the information on page 98p remains unchanged.

The information regarding Mr. Truscott on page 101p has been replaced with the information on Mr. Arif as follows:

Name, address, age	Position held with ACC and length of service	Principal occupation during past ten years	Other directorships	Committee memberships
Abu M. Arif 7 World Trade Center, Suite 3900 250 Greenwich Street New York, NY 10007 Born in 1967	President and Chief Executive Officer since August 2012

Senior Vice President & General Manager, AWM Cash and Payment Solutions Ameriprise Bank, FSB since 2007;

Vice President of Marketing Strategy & Retail Retirement Plans for Ameriprise Financial, Inc., 2005-2007;

VP Strategic Planning & Business development, American Express, 2000–2005

			None	None

The rest of the information on page 101p remains unchanged.

S-6000-19 A (8/12)